Exhibit 10.1

SUBSCRIPTION AGREEMENT

Genome Therapeutics Corp.

100 Beaver Street

Waltham, MA 02453

Ladies and Gentlemen:

The undersigned subscriber (“Subscriber”) hereby tenders this Subscription Agreement (this “Agreement”) in accordance with and subject to the terms and conditions set forth herein:

1.    Subscription.

1.1.    Subscriber hereby subscribes for and agrees to purchase the number of shares (the “Shares”) of common stock, par value $.10 per share (the “Common Stock”) of Genome Therapeutics Corp., a Massachusetts corporation (the “Company”) and warrants to purchase shares of Common Stock (the “Warrants”), indicated on the signature page attached hereto at the purchase price set forth on such signature page (the “Purchase Price”). Subscriber has made or, prior to the Closing Date (as defined below), will make payment by wire transfer of funds in accordance with instructions from the Company in the full amount of the Purchase Price of the Shares and Warrants for which Subscriber is subscribing (the “Payment”).

1.2.    This Agreement is part of an offering of Shares and Warrants being conducted by Life Science Group, Inc. (the “Placement Agent”) on behalf of the Company (the “Offering”).

1.3.    Subscriber understands that it will not earn interest on any funds held by the Company prior to the date of closing of the Offering. The Placement Agent and the Company will hold the closing of the Offering (the “Closing”) to occur on or before September 29, 2003. The date of the Closing is hereinafter referred to as the “Closing Date.” Subscriber acknowledges that the Company has the obligation, subsequent to the Closing, to offer an aggregate of up to 1,408,480 Shares and 704,240 Warrants on the same terms as the Offering to the Tail Wind Fund, Ltd and Smithfield Fiduciary LLC in accordance with the terms of the Company’s Amendment, Redemption and Exchange Agreements dated June 4, 2003.

1.4.    Subscriber agrees to be bound hereby upon (i) execution and delivery to the Company of the signature page to this Agreement, (ii) written acceptance on the Closing Date by the Company of Subscriber’s subscription, which shall be confirmed by faxing to the Subscriber the signature page to this Agreement that has been executed by the Company (the “Subscription”) and (iii) fulfillment by the Company of the conditions set forth in Section 3 hereof.

1.5.    Prior to acceptance of this Agreement by the Company, Subscriber agrees that the Company and Placement Agent may, as they mutually agree in their sole and absolute discretion, reduce the size of Subscriber’s Subscription by giving notice by telephone to Subscriber; provided, however, that if Subscriber’s Subscription is so reduced, Subscriber may withdraw its entire Subscription. Subscriber hereby irrevocably constitutes and appoints the Placement Agent and each officer of the Placement Agent, each of the foregoing acting singularly, in each case with full power of substitution, the true and lawful agent and attorney-in-fact of Subscriber, with full power and authority in Subscriber’s name, place and stead to amend this Agreement, including, in each case, Subscriber’s signature page thereto, to effect any of the foregoing provisions of this Section 1.5.

1.6.    Upon receipt by the Company from the Subscriber of the Purchase Price for the Shares and the Warrants and the Company’s acceptance of the Subscriber’s subscription in accordance with Section 1.4, a stock certificate for the Shares and a certificate for the Warrants so purchased will be issued in the name of such Subscriber, and the name of such Subscriber will be registered on the stock transfer books of the Company as the record owner of such Shares and Warrants.

2.    Offering Material. Subscriber represents and warrants that it is in receipt of and that it has carefully read the following items:

(a)    The Company’s Annual Report on Form 10-K for the period ended December 31, 2002 (the “Form 10-K”);

(b)    The Company’s Current Reports on Form 10-Q for the periods ended March 29, 2003 and June 28, 2003;

(c)    The Company’s Current Report on Form 8-K filed on August 13, 2003;

(d)    The Risk Factors set forth in the Company’s Registration Statement on Form S-3/A filed on September 12, 2003; and

(e)    All other documents filed by the Company with the Securities and Exchange Commission (the “SEC”) subsequent to the Company’s Form 10-K and prior to the Closing Date.

The documents listed in this Section 2 shall be referred to herein as the “Disclosure Documents.”

3.    Conditions to Subscriber’s Obligations.

The obligation of Subscriber to close the transaction contemplated by this Agreement (the “Transaction”) is subject to the satisfaction on or prior to the Closing Date of the following conditions set forth in Sections 3.1 through 3.4 hereof.

3.1.    The Company shall have executed this Agreement and the Registration Rights Agreement attached hereto as Exhibit A (the “Registration Rights Agreement”) and delivered the same to Subscriber.

3.2.    Subscriber shall have received copies of all documents and information which it may have reasonably requested in connection with the Offering.

3.3.    The Company shall have caused its legal counsel to deliver to Subscriber a legal opinion in substantially the form attached hereto as Exhibit B.

3.4.    No stop order or suspension of trading shall have been imposed by the Nasdaq National Market (“Nasdaq”), the SEC, or any other governmental regulatory body with respect to public trading in shares of Common Stock of the Company.

4.    Representations and Warranties. The Company represents and warrants to Subscriber as follows:

4.1.    The Company and each of its subsidiaries are corporations duly incorporated, validly existing and in good standing under the laws of their states of incorporation, with all requisite corporate power and authority to carry on the business in which they are engaged and to own the properties they own, and the Company has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The Company and each of its subsidiaries are duly qualified and licensed to do business and are in good standing in all jurisdictions where the nature of their business makes such qualification necessary, except where the failure to be so qualified or licensed would not reasonably be expected to have a material adverse effect on the business or financial condition of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”).

4.2.    There are no legal actions or administrative proceedings or investigations instituted, or to the knowledge of the Company, threatened, against the Company that would reasonably be expected to have a Material Adverse Effect, or which concerns the transactions contemplated by this Agreement.

4.3.    The Company’s audited consolidated financial statements as of December 31, 2002, contained in the Form 10-K, including the notes contained therein, fairly present the consolidated financial position of the Company at the respective dates thereof and the results of its consolidated operations for the periods purported to be covered thereby. Such financial statements have been prepared in conformity with United States generally accepted accounting principles consistently applied with prior periods subject to any comments and notes contained therein. All liabilities, contingent and other, of the Company and its subsidiaries, are set forth in the financial statements contained in the Form 10-Q for the quarter ended June 28, 2003, excepting only liabilities incurred in the ordinary course of business subsequent to June 28, 2003, and liabilities of the type not required under generally accepted accounting principles to be reflected in such financial statements. Since June 28, 2003 there has been no material adverse change in the financial condition of the Company from the financial condition stated in such financial statements.

4.4.    Schedule 4.4 hereto sets forth the authorized capital stock of the Company, the number of shares of the Company’s capital stock issued and outstanding (prior to the issuance of the Shares), the number of shares of the Company’s capital stock issuable and reserved for issuance pursuant to the Company’s equity incentive plans, the number of shares of the Company’s capital stock issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of the Company’s capital stock (prior to issuance of the Warrants) as of the Closing Date.

4.5.    The Company has, or will have prior to the Closing, taken all corporate actions necessary to duly authorize the execution of this Agreement, the Registration Rights Agreement and the issuance and delivery of the Shares and Warrants. The Company has, or will have prior to the Closing, reserved a sufficient number of shares of Common Stock for the issuance of Common Stock upon conversion of the Warrants. The Shares and Warrants are not subject to preemptive, anti-dilution or other rights of any stockholders of the Company, except as set forth in Schedule 4.5 hereto, and when issued in accordance with the terms of this Agreement and the Articles of Organization of the Company, as amended (the “Charter”), the Shares will be validly issued, fully paid and nonassessable and free and clear of all pledges, liens and encumbrances.

4.6.    Performance of this Agreement and compliance with the provisions hereof will not violate any provision of any applicable law or of the Charter or Bylaws of the Company, or of any of its subsidiaries, and, will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon, any of the properties or assets of the Company, or of any of its subsidiaries, pursuant to the terms of any indenture, mortgage, deed of trust or other agreement or instrument binding upon the Company, or any of its subsidiaries, other than such breaches, defaults or liens which would not reasonably be expected to have a Material Adverse Effect.

4.7.    On their respective dates of filing, the Disclosure Documents (a) complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC thereunder, and (b) did not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.

4.8.    This Agreement and the Registration Rights Agreement have been duly executed and delivered by the Company and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.

4.9.    Other than the filing of a Form D with the SEC and any state Blue Sky filings, which shall in each case be made prior to the Closing Date, if so required, or if not so required, as soon after the Closing Date as is reasonably practicable, no registration, authorization, approval, qualification or consent of any court or governmental authority or agency is necessary in connection with the execution and delivery of this Agreement or the offering, issuance or sale of the Shares and Warrants under this Agreement.

4.10.    The Company is not now, and after the sale of the Shares and the Warrants under this Agreement and the application of the net proceeds from the sale of the Shares and the

Warrants will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

4.11.    Subject to the accuracy of the Subscriber’s’ representations and warranties in Section 5 of this Agreement, the offer, sale, and issuance of the Shares and the Warrants in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”) and from the registration or qualification requirements of the laws of any applicable state or United States jurisdiction.

4.12.    Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Shares and the Warrants to the Subscriber. The issuance of the Shares and the Warrants to the Subscribers will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of the Securities Act or any applicable rules of Nasdaq.

4.13.    The Company is eligible, and will take all action required to continue to be eligible, to register the Shares and the shares of Common Stock underlying the Warrants (the “Underlying Common Stock”) for resale with the SEC on Form S-3 promulgated under the Securities Act.

4.14.    The Company owns or possesses adequate rights or licenses to use the inventions, know-how, patents, patent rights, copyrights, trademarks, trade names, licenses, trade secrets confidential information and other intellectual property rights (collectively, “Intellectual Property Rights”) necessary to conduct the business now operated by it. To the knowledge of the Company, the Company’s patents and other Intellectual Property Rights and the present activities of the Company do not infringe any patent, copyright, trademark, trade name or other proprietary rights of any third party, except where such infringement would not reasonably be expected to cause Material Adverse Effect, and there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company or its subsidiaries regarding its Intellectual Property Rights (other than as set forth in the Company’s filings under the Exchange Act). The Company has no knowledge of the material infringement of its Intellectual Property Rights by third parties. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of the Intellectual Property.

4.15.    The Underlying Common Shares have been duly authorized and reserved for issuance by all necessary corporate action on the part of the Company; and the shares of Common Stock issued in connection with the Subscription Agreement and the Warrants, in each case, when issued, sold and delivered against payment therefore in accordance with the provisions of the Subscription Agreement, and the Underlying Shares, when issued against payment therefore in accordance with the provisions of the Warrants, will be duly and validly issued, fully paid and non-assessable.

5.    Subscriber Representations. Subscriber hereby represents and warrants to the Company as follows:

5.1.    Subscriber has been furnished with and has carefully read the Disclosure Documents as set forth in Section 2 hereto and is familiar with the terms of the Offering. With respect to tax and other economic considerations involved in this investment, Subscriber is not relying on the Company or the Placement Agent (or any agent or representative of any of them). Subscriber has carefully considered and has, to the extent Subscriber believes such discussion necessary, discussed with Subscriber’s legal, tax, accounting and financial advisers the suitability of an investment in the Shares and the Warrants for Subscriber’s particular tax and financial situation.

5.2.    Subscriber has had an opportunity to inspect relevant documents relating to the organization and operations of the Company. Subscriber acknowledges that all documents, records and books pertaining to this investment which Subscriber has requested have been made available for inspection by Subscriber and Subscriber’s attorney, accountant or other advisor(s).

5.3.    Subscriber and/or Subscriber’s advisor(s) has/have had a reasonable opportunity to ask questions of and receive answers and to request additional relevant information from a person or persons acting on behalf of the Company concerning the Offering.

5.4.    Subscriber is not subscribing for the Shares and the Warrants as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar.

5.5.    Subscriber is an “accredited investor,” within the meaning of Rule 501 of Regulation D under the Securities Act (“Regulation D”). Subscriber, by reason of Subscriber’s business or financial experience or the business or financial experience of Subscriber’s professional advisers who are unaffiliated with and who are not compensated by the Company or the Placement Agent or any affiliate of either of them, directly or indirectly, can be reasonably assumed to have the capacity to protect Subscriber’s own interests in connection with the transaction. Subscriber further acknowledges that he has read the written materials provided by the Company.

5.6.    Subscriber has adequate means of providing for Subscriber’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Shares and the Warrants for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

5.7.    Subscriber has such knowledge and experience in financial, tax and business matters so as to enable Subscriber to use the information made available to Subscriber in connection with the Offering to evaluate the merits and risks of an investment in the Shares and the Warrants and to make an informed investment decision with respect thereto.

5.8.    Subscriber acknowledges that the Shares, the Warrants and the Underlying Common Stock herein subscribed for have not been registered under the Securities Act or under any state securities law. Subscriber understands further that in absence of an effective Registration Statement, the Shares, the Warrants and the Underlying Common Stock can only be sold pursuant to an exemption from registration, such as Rule 144 promulgated under the Securities Act, which requires, among other conditions, that the Common Stock must be held for a minimum of one (1) year. Subscriber shall not sell or otherwise transfer the Shares, the Warrants or the Underlying Common Stock unless such subsequent disposition is pursuant to an effective registration statement under the Securities Act or is exempt from registration.

5.9.    Subscriber recognizes that investment in the Shares and the Warrants involves substantial risks. Subscriber further recognizes that no federal or state agencies have passed upon this offering of the Shares and the Warrants or made any finding or determination as to the fairness of this investment.

5.10.    Subscriber acknowledges that each certificate representing the Shares and the Underlying Common Stock shall contain a legend substantially in the following form:

THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION, PROVIDED THAT THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL (WHICH OPINION AND COUNSEL ARE SATISFACTORY TO THE COMPANY) CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

The foregoing legend shall be removed from the certificates representing any Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act or if an effective registration statement is then in effect permitting the resale of the Shares.

5.11.    The Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Shares and the Warrants. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against such Subscriber in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.

5.12.    No person or entity acting on behalf, or under the authority, of Subscriber is or will be entitled to any broker’s, finder’s or similar fee or commission in connection with this Subscription.

5.13.    If Subscriber is a retirement plan or is investing on behalf of a retirement plan, Subscriber acknowledges that investment in the Shares and the Warrants poses risks in addition to those associated with other investments, including the inability to use losses generated by an investment in the Shares and the Warrants to offset taxable income.

5.14.    The information furnished by Subscriber in the subscriber questionnaire attached hereto as Exhibit C (the “Subscriber Questionnaire”) signed by Subscriber is true and accurate as of the date thereof and as of the Closing Date of the Subscription.

6.    Understandings.

6.1.    Subscriber hereby acknowledges and agrees that, upon acceptance of its Subscription by the Company in accordance with the provisions of Section 1.4, the Subscription hereunder is irrevocable and binding on Subscriber. If the Subscriber executing this Subscription Agreement is more than one natural person, the obligations of Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors, legal representatives and permitted assigns.

6.2.    The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Rule 506 of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by Subscriber herein and in the Subscriber Questionnaire.

6.3.    It is understood that in order not to jeopardize the Offering’s exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

6.4.    The Placement Agent will receive compensation from the Company in connection with the Offering but is not guaranteeing or assuming responsibility for the operation or possible liability of the Company, including, without limitation, compliance by the Company with the agreements entered into in connection with the Offering, and the Placement Agent will not supervise or participate in the operation or management of the Company.

6.5.    IN MAKING AN INVESTMENT DECISION, SUBSCRIBER MUST RELY ON ITS OWN EXAMINATION OF THE, COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SHARES AND THE WARRANTS HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

6.6.    The Company will use its best efforts to cause the Shares to be listed on the principal national securities exchange, or included in an inter-dealer quotation system of a registered national securities association, on or in which securities of the same class or series issued by the Company are then listed or included.

7.    Miscellaneous.

7.1.    Except as set forth elsewhere herein, any notice or demand to be given or served in connection herewith shall be deemed to be sufficiently given or served for all purposes if made in writing by hand-delivery, registered first class mail, facsimile or reputable delivery service, such as Federal Express, by overnight delivery:

If to the Company, to it at:

Genome Therapeutics Corp.

100 Beaver Street

Waltham, Massachusetts 02453

Attention: Stephen Cohen

Title: Sr. Vice President and Chief Financial Officer

Facsimile #: 781-893-8277

If to the Subscriber, to it at the address set forth on the signature page hereto.

7.2.    This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflict of law provision or rule of any state that would cause the application of the laws of any jurisdiction other than The Commonwealth of Massachusetts.

7.3.    Each party to this Agreement, by its execution hereof, (i) hereby irrevocably submits to the exclusive jurisdiction of the state courts of The Commonwealth of Massachusetts or the United States District Court located in the District of Massachusetts for the purpose of any action or claim arising out of or based upon this Agreement or relating to the subject matter hereof, (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby agrees not to commence any action or claim arising out of or based upon this Agreement or relating to the subject matter hereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action or claim to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Each party hereby consents to service of process in any such proceeding in any manner permitted by Massachusetts law.

7.4.    This Agreement, the Registration Rights Agreement, the Warrants and the Subscriber Questionnaire constitute the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth herein or therein. This Agreement supercedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

7.5.    This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.

7.6.    This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. This Agreement may be delivered in facsimile.

7.7.    No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Company and the Subscriber. No waiver by either party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

7.8.    Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company and the Subscriber have caused this Agreement to be duly executed as of the date first above written.

GENOME THERAPEUTICS CORP.

By:

Name:

Title:

[Subscriber]

By:

Name:

Title:

Subscriber’s Address:

___________________________

___________________________

___________________________

Facsimile #:

Number of Shares of Common Stock

To Be Purchased:

Warrants to Purchase

Shares of Common Stock

Purchase Price: $